------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) March 11, 2003


                                  CWABS, INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                    333-101101               95-4596514
----------------------------         -------------         -------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


     4500 Park Granada
   Calabasas, California                                           91302
----------------------------                               -------------------
   (Address of Principal                                         (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------

Item 5.  Other Events.
------   ------------


Description of the Mortgage Pool*
--------------------------------


     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of January 29, 2003 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and Bank One, National Association, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2003-A.








----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated January 29, 2003 and the Prospectus Supplement dated January 29, 2003 of CWABS, Inc., relating to its CWABS Master Trust Series 2003-A Subtrust, Revolving Home Equity Loan Asset Backed Notes, Series 2003-A.

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the applicable Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

LOGO                                               Computational Materials for
                                                                  CWABS 2003-A
------------------------------------------------------------------------------

                 Summary of Mortgage Loans in Statistic Pool

                   (As of Statistical Pool Calculation Date)




                                                                                                          Range


Aggregate Principal Balance                                      $885,828,591

Aggregate Credit Limit                                         $1,420,578,428

WA Coupon (Gross)                                                      3.774%                       2.250% to 11.250%

WA Margin (Gross)                                                      1.871%                      -0.250% to 6.500%

WA Maximum Rate                                                       17.936%                      16.000% to 21.000%

Average Principal Balance                                             $24,912                           $0 to $940,000

Average Credit Limit                                                  $39,950                       $6,000 to $1,000,000

WA Remaining Term to Scheduled Maturity (months)                          299                          117 to 302

WA Combined Loan-to-Value Ratio                                        83.40%                        5.00% to 100.00%

Average Credit Utilization Rate                                        62.36%                        0.00% to 100.00%

Origination Period                                                                                12/19/00 to 01/24/03

Percentage of Pool Secured by:  1st Liens                              6.89%

Percentage of Pool Secured by:  2nd Liens                             93.11%

WA Months to First Roll                                                 1.88

WA FICO                                                                  717

WA Second Mortgage Ratio                                              27.68%                         1.27% to 100.00%




-----------------------------------------------------------------------------------------------------------------------------
Top 5 States:     Prop Types:          Doc Types:                   Appr Types:            Occ Codes         Delinq Status
------------      ----------           ---------                    ----------             ---------         -------------

CA: 34.26%        SinglFam: 76.14%     ALT DOCS: 33.80%             Full: 84.62%           Own: 98.21%       CURRENT: 100.00%
FL: 5.09%         PUD: 15.97%          FULL DOC: 24.90%             Drive By: 7.26%        Non: 1.36%
CO: 4.80%         Lo Condo: 6.66%      SUPERSTREAMLI: 24.18%        Streamline: 4.75%      2nd: 0.43%
MA: 3.40%         2-4Units: 1.22%      STREAMLI: 11.34%             Stated: 1.90%
IL: 3.28%                              REDUCED: 5.77%               AS400: 0.78%

-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LOGO                                               Computational Materials for
                                                                  CWABS 2003-A
------------------------------------------------------------------------------

                 Summary of Mortgage Loans in Statistic Pool

                   (As of Statistical Pool Calculation Date)



Loan Programs

                                                                                                   % Of Aggregate
Description                                     Number of Loans               Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------

5 Yr Draw, 5 Yr Repay                           68                            $1,155,114           0.13
5 Yr Draw, 10 Yr Repay                          189                           $6,832,113           0.77
10 Yr Draw, 10 Yr Repay                         2                             $37,985              0.00
10 Yr Draw, 15 Yr Repay                         35,134                        $872,914,185         98.54
15 Yr Draw, 0 Yr Repay                          8                             $581,022             0.07
15 Yr Draw, 10 Yr Repay                         158                           $4,308,174           0.49
--------------------------------------------------------------------------------------------------------------------

                                                35,559                        $885,828,591         100.00



Principal Balances

Range of Principal                                                                                 % Of Aggregate
Balances ($)                                    Number of Loans               Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
$ 0.00 to $ 10,000                              12,590                        $33,688,628          3.80
$ 10,000.01 to $ 20,000                         7,544                         $116,184,708         13.12
$ 20,000.01 to $ 30,000                         6,066                         $153,659,598         17.35
$ 30,000.01 to $ 40,000                         3,393                         $118,849,843         13.42
$ 40,000.01 to $ 50,000                         2,212                         $101,307,446         11.44
$ 50,000.01 to $ 60,000                         1,064                         $58,952,330          6.66
$ 60,000.01 to $ 70,000                         694                           $45,384,204          5.12
$ 70,000.01 to $ 80,000                         482                           $36,363,284          4.11
$ 80,000.01 to $ 90,000                         299                           $25,522,152          2.88
$ 90,000.01 to $100,000                         381                           $37,132,184          4.19
$100,000.01 to $125,000                         209                           $23,517,159          2.65
$125,000.01 to $150,000                         252                           $35,941,849          4.06
$150,000.01 to $175,000                         61                            $9,931,155           1.12
$175,000.01 to $200,000                         88                            $16,747,864          1.89
$200,000.01 to $225,000                         41                            $8,687,369           0.98
$225,000.01 to $250,000                         38                            $9,193,837           1.04
$250,000.01 to $275,000                         19                            $4,945,135           0.56
$275,000.01 to $300,000                         43                            $12,674,117          1.43
$300,000.01 to $325,000                         10                            $3,137,545           0.35
$325,000.01 to $350,000                         9                             $3,092,671           0.35
$350,000.01 to $375,000                         9                             $3,296,637           0.37
$375,000.01 to $400,000                         9                             $3,521,593           0.40
$400,000.01 to $425,000                         8                             $3,303,398           0.37




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LOGO                                               Computational Materials for
                                                                  CWABS 2003-A
------------------------------------------------------------------------------

                 Summary of Mortgage Loans in Statistic Pool

                   (As of Statistical Pool Calculation Date)



Principal Balances

Range of Principal                                                                                 % Of Aggregate
Balances ($)                                    Number of Loans               Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
$425,000.01 to $450,000                         8                             $3,502,424           0.40
$450,000.01 to $475,000                         5                             $2,321,800           0.26
$475,000.01 to $500,000                         10                            $4,962,311           0.56
$550,000.01 to $575,000                         2                             $1,112,474           0.13
$575,000.01 to $600,000                         2                             $1,200,000           0.14
$600,000.01 to $625,000                         1                             $607,500             0.07
$625,000.01 to $650,000                         4                             $2,565,457           0.29
$650,000.01 to $675,000                         1                             $661,500             0.07
$675,000.01 to $700,000                         1                             $700,000             0.08
$700,000.01 to $725,000                         2                             $1,424,500           0.16
$775,000.01 to $800,000                         1                             $795,918             0.09
$925,000.01 to $950,000                         1                             $940,000             0.11
--------------------------------------------------------------------------------------------------------------------

                                                35,559                        $885,828,591         100.00



Mortgage Rates

Range of Mortgage                                                                                  % Of Aggregate
Rates (%)                                       Number of Loans               Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                                   1                             $19,857              0.00
2.501 - 3.000                                   9                             $116,539             0.01
3.001 - 3.500                                   25,664                        $611,439,469         69.02
3.501 - 4.000                                   6,449                         $148,615,893         16.78
4.001 - 4.500                                   336                           $11,670,664          1.32
4.501 - 5.000                                   506                           $20,019,057          2.26
5.001 - 5.500                                   266                           $13,742,606          1.55
5.501 - 6.000                                   266                           $9,590,808           1.08
6.001 - 6.500                                   682                           $19,971,218          2.25
6.501 - 7.000                                   503                           $20,456,142          2.31
7.001 - 7.500                                   249                           $9,160,406           1.03
7.501 - 8.000                                   256                           $8,182,538           0.92
8.001 - 8.500                                   79                            $2,622,333           0.30
8.501 - 9.000                                   49                            $1,599,604           0.18
9.001 - 9.500                                   22                            $882,622             0.10
9.501 - 10.000                                  9                             $429,804             0.05
10.001 - 10.500                                 97                            $3,299,321           0.37



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LOGO                                               Computational Materials for
                                                                  CWABS 2003-A
------------------------------------------------------------------------------

                 Summary of Mortgage Loans in Statistic Pool

                   (As of Statistical Pool Calculation Date)



Mortgage Rates

Range of Mortgage                                                                                  % Of Aggregate
Rates (%)                                     Number of Loans                 Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                               100                             $3,587,984           0.41
11.001 - 11.500                               16                              $421,726             0.05
--------------------------------------------------------------------------------------------------------------------

                                              35,559                          $885,828,591         100.00



Months Remaining to Maturity

Months Remaining                                                                                   % Of Aggregate
to Maturity                                   Number of Loans                 Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
109 - 120                                     68                              $1,155,114           0.13
169 - 180                                     197                             $7,413,134           0.84
229 - 240                                     2                               $37,985              0.00
265 - 276                                     1                               $24,327              0.00
277 - 288                                     13                              $808,568             0.09
289 - 300                                     35,275                          $876,330,053         98.93
301 - 312                                     3                               $59,411              0.01
--------------------------------------------------------------------------------------------------------------------

                                              35,559                          $885,828,591         100.00



Combined Loan-to-Value Ratios

                                                                                                   % Of Aggregate
Range of CLTV's (%)                           Number of Loans                 Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------

0 -10.00                                      11                              $318,633             0.04
10.01-20.00                                   94                              $2,518,634           0.28
20.01-30.00                                   162                             $3,906,983           0.44
30.01-40.00                                   444                             $10,243,697          1.16
40.01-50.00                                   925                             $19,026,019          2.15
50.01-60.00                                   1,626                           $36,085,206          4.07
60.01-70.00                                   3,760                           $92,429,672          10.43
70.01-80.00                                   5,550                           $138,838,980         15.67
80.01-90.00                                   15,478                          $348,440,420         39.33
90.01-100.00                                  7,509                           $234,020,348         26.42
--------------------------------------------------------------------------------------------------------------------

                                              35,559                          $885,828,591         100.00



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LOGO                                               Computational Materials for
                                                                  CWABS 2003-A
------------------------------------------------------------------------------

                 Summary of Mortgage Loans in Statistic Pool

                   (As of Statistical Pool Calculation Date)



Geographic Distribution

                                                                                                   % Of Aggregate
State                                 Number of Loans                         Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
AL                                    400                                     $6,377,494           0.72
AK                                    56                                      $1,520,563           0.17
AZ                                    950                                     $19,556,652          2.21
CA                                    9,329                                   $303,512,554         34.26
CO                                    1,486                                   $42,505,612          4.80
CT                                    412                                     $12,137,608          1.37
DE                                    87                                      $2,234,699           0.25
DC                                    34                                      $672,507             0.08
FL                                    1,945                                   $45,071,629          5.09
GA                                    1,021                                   $26,706,628          3.01
HI                                    283                                     $9,992,078           1.13
ID                                    352                                     $6,140,963           0.69
IL                                    1,331                                   $29,034,388          3.28
IN                                    641                                     $11,279,057          1.27
IA                                    186                                     $3,126,910           0.35
KS                                    376                                     $6,739,513           0.76
KY                                    272                                     $8,183,020           0.92
LA                                    238                                     $4,511,136           0.51
ME                                    101                                     $1,726,714           0.19
MD                                    649                                     $13,951,313          1.57
MA                                    1,169                                   $30,105,463          3.40
MI                                    1,420                                   $28,078,694          3.17
MN                                    590                                     $12,936,777          1.46
MS                                    89                                      $1,834,880           0.21
MO                                    630                                     $11,706,656          1.32
MT                                    139                                     $2,250,196           0.25
NE                                    68                                      $1,257,403           0.14
NV                                    555                                     $13,719,303          1.55
NH                                    248                                     $4,532,494           0.51
NJ                                    1,067                                   $28,987,877          3.27
NM                                    208                                     $4,470,199           0.50
NY                                    899                                     $27,203,165          3.07
NC                                    881                                     $15,641,856          1.77
ND                                    17                                      $217,859             0.02
OH                                    1,080                                   $18,265,861          2.06
OK                                    237                                     $3,796,318           0.43
OR                                    513                                     $10,854,214          1.23



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LOGO                                               Computational Materials for
                                                                  CWABS 2003-A
------------------------------------------------------------------------------

                 Summary of Mortgage Loans in Statistic Pool

                   (As of Statistical Pool Calculation Date)



Geographic Distribution

                                                                                                   % Of Aggregate
State                                        Number of Loans                  Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
P A                                          1,235                            $20,355,592          2.30
RI                                           116                              $2,442,358           0.28
SC                                           306                              $5,613,547           0.63
SD                                           37                               $478,659             0.05
TN                                           516                              $10,921,830          1.23
TX                                           76                               $2,855,289           0.32
UT                                           528                              $12,520,801          1.41
VT                                           36                               $371,749             0.04
VA                                           794                              $16,706,295          1.89
WA                                           1,021                            $26,187,625          2.96
WV                                           72                               $1,280,867           0.14
WI                                           777                              $13,486,821          1.52
WY                                           86                               $1,766,905           0.20
--------------------------------------------------------------------------------------------------------------------

                                             35,559                           $885,828,591         100.00



FICO Ranges

                                                                                                   % Of Aggregate
Fico Range                                   Number of Loans                  Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
841 - 850                                    3                                $0                   0.00
821 - 840                                    183                              $2,063,650           0.23
801 - 820                                    1,127                            $18,884,043          2.13
781 - 800                                    3,650                            $67,700,749          7.64
761 - 780                                    4,963                            $105,842,245         11.95
741 - 760                                    5,035                            $119,475,778         13.49
721 - 740                                    4,792                            $115,234,965         13.01
701 - 720                                    4,966                            $128,835,915         14.54
681 - 700                                    3,565                            $93,496,037          10.55
661 - 680                                    3,531                            $116,396,386         13.14
641 - 660                                    2,077                            $65,233,982          7.36
621 - 640                                    1,428                            $44,918,885          5.07
601 - 620                                    174                              $5,493,188           0.62
581 - 600                                    51                               $1,590,941           0.18
561 - 580                                    7                                $306,164             0.03
541 - 560                                    6                                $300,719             0.03



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LOGO                                               Computational Materials for
                                                                  CWABS 2003-A
------------------------------------------------------------------------------

                 Summary of Mortgage Loans in Statistic Pool

                   (As of Statistical Pool Calculation Date)




FICO Ranges

                                                                                                   % Of Aggregate
Fico Range                                   Number of Loans                  Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
521 - 540                                    1                                $54,945              0.01
--------------------------------------------------------------------------------------------------------------------

                                             35,559                           $885,828,591         100.00



Property Type

                                                                                                   % Of Aggregate
Description                                  Number of Loans                  Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
SinglFam                                     27,615                           $674,440,352         76.14
PUD                                          5,096                            $141,506,210         15.97
Lo Condo                                     2,476                            $59,034,738          6.66
2-4Units                                     372                              $10,847,291          1.22
--------------------------------------------------------------------------------------------------------------------

                                             35,559                           $885,828,591         100.00


Gross Margins

Range of Gross                                                                                     % Of Aggregate
Margins (%)                                  Number of Loans                  Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.000                                        4,618                            $116,777,125         13.18
<0.0                                         1                                $40,881              0.00
0.001 - 0.250                                849                              $26,365,159          2.98
0.251 - 0.500                                3,881                            $88,855,211          10.03
0.501 - 0.750                                239                              $11,787,520          1.33
0.751 - 1.000                                302                              $14,317,934          1.62
1.001 - 1.250                                1,440                            $33,530,542          3.79
1.251 - 1.500                                732                              $8,759,582           0.99
1.501 - 1.750                                696                              $16,089,696          1.82
1.751 - 2.000                                7,976                            $147,212,678         16.62
2.001 - 2.250                                3,141                            $83,936,180          9.48
2.251 - 2.500                                4,107                            $125,024,436         14.11
2.501 - 2.750                                436                              $19,002,930          2.15
2.751 - 3.000                                2,854                            $69,566,714          7.85
3.001 - 3.250                                498                              $11,610,623          1.31
3.251 - 3.500                                2,190                            $68,052,462          7.68



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LOGO                                               Computational Materials for
                                                                  CWABS 2003-A
------------------------------------------------------------------------------

                 Summary of Mortgage Loans in Statistic Pool

                   (As of Statistical Pool Calculation Date)




Gross Margins

Range of Gross                                                                                     % Of Aggregate
Margins (%)                                    Number of Loans                Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
3.501 - 3.750                                  506                            $12,534,839          1.42
3.751 - 4.000                                  124                            $4,168,300           0.47
4.001 - 4.250                                  270                            $6,266,486           0.71
4.251 - 4.500                                  121                            $4,320,395           0.49
4.501 - 4.750                                  266                            $7,132,543           0.81
4.751 - 5.000                                  65                             $2,172,137           0.25
5.001 - 5.250                                  7                              $173,707             0.02
5.251 - 5.500                                  15                             $472,472             0.05
5.501 - 5.750                                  6                              $179,006             0.02
5.751 - 6.000                                  1                              $42,458              0.00
6.001 - 6.250                                  168                            $5,889,929           0.66
6.251 - 6.500                                  50                             $1,546,645           0.17
--------------------------------------------------------------------------------------------------------------------

                                               35,559                         $885,828,591         100.00



Utilization Range

                                                                                                   % Of Aggregate
Utilization Range                              Number of Loans                Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------

0.00%                                          6,925                          $9                   0.00
0.01% - 10.00%                                 1,197                          $2,875,083           0.32
10.01% - 20.00%                                1,134                          $8,569,265           0.97
20.01% - 30.00%                                1,158                          $13,527,706          1.53
30.01% - 40.00%                                1,283                          $19,787,048          2.23
40.01% - 50.00%                                1,292                          $25,872,172          2.92
50.01% - 60.00%                                1,255                          $30,026,492          3.39
60.01% - 70.00%                                1,392                          $38,029,889          4.29
70.01% - 80.00%                                1,504                          $47,781,932          5.39
80.01% - 90.00%                                1,371                          $50,178,544          5.66
90.01% - 100.00%                               17,048                         $649,180,452         73.29
--------------------------------------------------------------------------------------------------------------------

                                               35,559                         $885,828,591         100.00


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LOGO                                               Computational Materials for
                                                                  CWABS 2003-A
------------------------------------------------------------------------------

                 Summary of Mortgage Loans in Statistic Pool

                   (As of Statistical Pool Calculation Date)




Lifetime Rate Cap

Range of Lifetime                                                                                  % Of Aggregate
Rate Caps (%)                                   Number of Loans               Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
16                                              886                           $15,761,399          1.78
17                                              2,016                         $47,713,205          5.39
18                                              32,436                        $814,760,849         91.98
21                                              221                           $7,593,138           0.86
--------------------------------------------------------------------------------------------------------------------

                                                35,559                        $885,828,591         100.00



Draw Limit Range

                                                                                                   % Of Aggregate
Draw Limt Range                                 Number of Loans               Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
$ 0.00 to $ 10,000                              1,852                         $8,940,075           1.01
$ 10,000.01 to $ 20,000                         9,540                         $91,725,799          10.35
$ 20,000.01 to $ 30,000                         8,718                         $148,256,235         16.74
$ 30,000.01 to $ 40,000                         4,723                         $115,370,705         13.02
$ 40,000.01 to $ 50,000                         4,266                         $114,575,280         12.93
$ 50,000.01 to $ 60,000                         1,442                         $57,063,599          6.44
$ 60,000.01 to $ 70,000                         1,023                         $47,423,747          5.35
$ 70,000.01 to $ 80,000                         878                           $41,054,034          4.63
$ 80,000.01 to $ 90,000                         516                           $26,131,018          2.95
$ 90,000.01 to $100,000                         1,091                         $52,981,252          5.98
$100,000.01 to $125,000                         298                           $23,007,331          2.60
$125,000.01 to $150,000                         551                           $44,714,356          5.05
$150,000.01 to $175,000                         80                            $9,053,665           1.02
$175,000.01 to $200,000                         176                           $19,867,243          2.24
$200,000.01 to $225,000                         54                            $7,945,131           0.90
$225,000.01 to $250,000                         91                            $13,746,766          1.55
$250,000.01 to $275,000                         42                            $6,959,283           0.79
$275,000.01 to $300,000                         73                            $12,723,962          1.44
$300,000.01 to $325,000                         16                            $3,385,567           0.38
$325,000.01 to $350,000                         13                            $2,824,439           0.32
$350,000.01 to $375,000                         10                            $3,153,700           0.36
$375,000.01 to $400,000                         23                            $5,082,916           0.57
$400,000.01 to $425,000                         8                             $2,469,222           0.28
$425,000.01 to $450,000                         12                            $3,054,342           0.34
$450,000.01 to $475,000                         8                             $3,002,500           0.34



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LOGO                                               Computational Materials for
                                                                  CWABS 2003-A
------------------------------------------------------------------------------

                 Summary of Mortgage Loans in Statistic Pool

                   (As of Statistical Pool Calculation Date)



Draw Limit Range

                                                                                                   % Of Aggregate
Draw Limt Range                                 Number of Loans               Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
$475,000.01 to $500,000                         34                            $10,399,193          1.17
$500,000.01 to $525,000                         1                             $31                  0.00
$525,000.01 to $550,000                         1                             $39,850              0.00
$550,000.01 to $575,000                         2                             $1,112,474           0.13
$575,000.01 to $600,000                         2                             $1,200,000           0.14
$600,000.01 to $625,000                         1                             $607,500             0.07
$625,000.01 to $650,000                         4                             $1,940,000           0.22
$650,000.01 to $675,000                         1                             $661,500             0.07
$675,000.01 to $700,000                         2                             $1,325,457           0.15
$700,000.01 to $725,000                         2                             $1,424,500           0.16
$775,000.01 to $800,000                         2                             $1,245,918           0.14
$800,000.01 to $825,000                         1                             $420,000             0.05
$925,000.01 to $950,000                         1                             $940,000             0.11
$975,000.01 to $1,000,000                       1                             $0                   0.00
--------------------------------------------------------------------------------------------------------------------

                                                35,559                        $885,828,591         100.00



Lien Type

                                                                                                   % Of Aggregate
Type                                            Number of Loans               Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
1st Liens                                       521                           $60,994,823          6.89
2nd Liens                                       35,038                        $824,833,768         93.11
--------------------------------------------------------------------------------------------------------------------

                                                35,559                        $885,828,591         100.00



Delinquency Status

                                                                                                   % Of Aggregate
Delinquency Status                              Number of Loans               Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
CURRENT                                         35,559                        $885,828,591         100.00
--------------------------------------------------------------------------------------------------------------------

                                                35,559                        $885,828,591         100.00




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LOGO                                               Computational Materials for
                                                                  CWABS 2003-A
------------------------------------------------------------------------------

                 Summary of Mortgage Loans in Statistic Pool

                   (As of Statistical Pool Calculation Date)



Origination Year

                                                                                                   % Of Aggregate
Year                                           Number of Loans                Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------------------
2000                                           1                              $24,327              0.00
2001                                           13                             $808,568             0.09
2002                                           24,735                         $582,693,142         65.78
2003                                           10,810                         $302,302,554         34.13
--------------------------------------------------------------------------------------------------------------------

                                               35,559                         $885,828,591         100.00




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWABS, INC.


                                    By: /s/ Celia Coulter
                                        -----------------
                                        Name:   Celia Coulter
                                        Title:  Vice President



Dated:  March 11, 2003



                                      5